UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2015

Biolase, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On March 6, 2015, Biolase, Inc. (the "Company") issued a press release announcing the date of the Company’s 2015 Annual Meeting of Stockholders and the record date for such meeting, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The deadline for notice of stockholder proposals and nominations under the Company’s amended and restated bylaws is March 16, 2015, and the deadline for submitting stockholder proposals for inclusion in the Company’s proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 is March 26, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Biolase, Inc. issued on March 6, 2015

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase, Inc.

March 6, 2015	By:	Jeffrey M. Nugent

Name: Jeffrey M. Nugent
Title: President and Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Biolase, Inc., dated March 6, 2015.